ISI Bermuda Energy Conference May 2013 Greg Goff President and CEO Exhibit 99.1

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: • Tesoro's competitive position and competitive advantages; • The implementation and anticipated effects of our multi-year strategic plan, including achieving improvements in operational efficiency and effectiveness and implementation of our marketing integration plan; • Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; • Refinery throughput, yields and margins; • The expected completion of the acquisition of BP’s Southern California refining and marketing business (“Carson” or the “Carson Acquisition”) and Chevron’s Northwest products system, expected financing for the transactions, benefits and potential synergies arising out of the transactions, expected cash flow and earnings diversification, and timing and valuation of logistics transactions related to the Carson Acquisition; • Cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; • The implementation of our cash strategy and the return of excess cash flow to shareholders through dividends and share buy backs; • The implied enterprise value of both Tesoro and Tesoro Logistics LP (“Tesoro Logistics”) and the value of Tesoro’s stake in Tesoro Logistics; and • Growth opportunities for both Tesoro and Tesoro Logistics. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA, a non-GAAP financial measure, throughout the presentation. These estimates include EBITDA estimates related to our High Return Capital Program, Tesoro Logistics, BP Carson Transaction Synergies and Chevron’s Northwest products system. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 2

• Positioned in the western United States – Seven refineries – 675,000 barrels per day capacity – Over 1,400 retail stations branded Tesoro®, Shell® and USA Gasoline™ • Advantaged crude oil supply • Significant refining and marketing integration • Logistics systems support integrated value chain with strong growth potential Tesoro Today Kenai, AK (72 mbpd) Mandan, ND (68 mbpd) Salt Lake City, UT (58 mbpd) Anacortes, WA (120 mbpd) Martinez, CA (166 mbpd) Wilmington, CA (97 mbpd) Kapolei, HI (94 mbpd) (1) 3 (1) Asset currently for sale

4 Key Messages • Delivering key strategic initiatives and driving significant shareholder value • Strengthening our West Coast business • Advantaged position in the Mid-Continent • Driving feedstock advantage to PADD5 refineries • Tesoro Logistics (TLLP) creating significant value as a strategic growth vehicle • Balanced cash strategy - investing capital wisely, delevering and returning cash to shareholders Improvements not yet fully reflected in share price

• Operational efficiency and effectiveness – Safety and reliability – System improvements – Cost leadership • Commercial excellence • Financial discipline • Value-driven growth • High-performing culture Strategic Priorities 5

6 Mandan Refinery Expansion Capital: $35 million Annual EBITDA: $45-55 million Project IRR: 65% Completed in June 2012 Mandan DDU Expansion Capital: $35 million Annual EBITDA: $10-12 million Project IRR: 20% Estimated Completion: 2Q 2013 Bakken Crude Oil Supply to Anacortes Capital: $60 million Annual EBITDA: $160-180 million Project IRR: 220% Completed in September 2012 Salt Lake City Conversion Project Capital: $180 million Annual EBITDA: $100 million Project IRR: 40% Estimated Completion: 2013 & 2014 Wilmington Yield Improvement Capital: $40 million Annual EBITDA: $20-25 million Project IRR: 40% Completed in November 2012 Operational Efficiency & Effectiveness Large Capital Program Projects executed on schedule - returns exceeding expectations Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook. Five Capital Projects $ in millions 350 355 Total Capital Run Rate EBITDA

7 Operational Efficiency & Effectiveness Small Capital Program, 2012 Completed Projects Mandan Water system upgrades Capital: $2.4 million Annual EBITDA: $0.9 million Project IRR: 30% Anacortes NHT hydrogen recovery Capital: $0.3 million Annual EBITDA: $1.3 million Project IRR: 120% Salt Lake City Ethanol rail unloading facility Capital: $1.4 million Annual EBITDA: $1.0 million Project IRR: 35% Wilmington Heavy gas oil recycle Capital: $0.8 million Annual EBITDA: $3.0 million Project IRR: 280% Martinez Bakken manifest car supply Capital: $1.7 million Annual EBITDA: $3 million Project IRR: 65% Kenai Hydrocracker modification Capital: $0.5 million Annual EBITDA: $0.4 million Project IRR: 20% High-return, short payback projects driving significant value Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook.

290 225 200 65 2012 2013E 2014E 2015E Income Capital Spend 1,2 $ in millions • High-return, short payback • Significant incremental EBITDA • Internal rate of return between 20% and 60% on large projects • Sustainable improvements • Shorter-term spending horizon • Maintain project flexibility • Lower risk projects • Margin environment agnostic 8 Cumulative EBITDA 1,2 $ in millions High-Return Capital Investments 293 510-520 570-580 640-650 2012 2013E 2014E 2015E Capital program expected to add over $600 million EBITDA beyond 2015 (1) Income capital spend and cumulative EBITDA exclude TLLP amounts, which were about $29 million and $17 million in 2012, respectively. (2) Excludes small capital spending and EBITDA beyond 2013.

9 Source: Energy Information Administration (DOE), Tesoro estimates Notes: Domestic crudes implied based on TSO estimates; 2012 Industry Average figures based on 2012 PADD 5 utilization rate of 85% State of Washington Crude Oil Source State of California Crude Oil Source Commercial Excellence Tesoro West Coast Crude Cost Advantage Differential to ANS 2010 2011 2012 Canadian Light Sweet $(3.35) $(12.85) $(24.35) Bakken $(3.45) $(11.75) $(22.20) Differential to Brent 2010 2011 2012 San Joaquin Valley Heavy $(6.70) $(8.45) $(8.35) Oriente $(6.65) $(10.20) $(8.60) 55% 10-20% 26% 30-40% 19% 0-10% 40-50% 2012 Peer Average TSO 2013E 53% 45-55% 31% 40-50% 16% 0-5% 2012 Peer Average TSO 2013E ANS Canada Foreign Bakken Foreign ANS California

Uinta Crude Oil Production mbpd Bakken Crude Oil Production mbpd - 500 1,000 1,500 2011 2012E 2015E 2020E Canadian Crude Oil Production mbpd 30 50 70 90 2011 2012E 2015E 2020E 10 Mandan, ND Refinery Domestic Crude Oil Throughput: 100% Crude Type: Bakken Salt Lake City, UT Refinery Domestic Crude Oil Throughput: 100% Crude Type: Waxy crude oil, Rocky Mountain Sweet, Wyoming Sweet Source: Production outlooks based on third-party industry consultant estimates. 1,500 2,500 3,500 4,500 2011 2012E 2015E 2020E Commercial Excellence Tesoro Mid-Continent Crude Cost Advantage

Bakken Commercial Excellence Rail Cost from the Bakken1 West Coast logical destination for Mid-Continent barrels 11 (1) Rail cost estimates to Anacortes based on Tesoro negotiated rates. Estimates to other regions based on publicly available information and include rail tariff, loading and unloading costs, rail car lease cost and barge costs where applicable. Excludes trucking and gathering costs. (2) Rail cost to the U.S. Gulf Coast includes approximately $2.40/bbl related to feedstock advantage sharing arrangement with facility providers. TSO Cost Advantaged Feedstocks (percent of total throughput) California 55-60% Pacific Northwest 50-55% Mid-continent 100% Consolidated 65%

12 Port of Vancouver, WA • 50/50 joint venture with Savage • Own and operate a unit train unloading and marine loading facility • Initial capacity of 120 mbpd, near-term expansion capability up to 280 mbpd • Total JV cost of $75 to $100 million • Expected completion in 2014 • New coiled and insulated rail cars • TLLP drop-down candidate Provides significant crude oil sourcing flexibility on the USWC

13 Carson Acquisition • Increases clean product yields • Enhances gasoline to diesel production flexibility • Lowers manufacturing costs • Reduces stationary source air emissions • Expands advantaged feedstock supply opportunities • Reduces crude oil shipping costs • Reduces product distribution costs Base BP assets generate about $500 million in annual EBITDA

250 2013E 2014E 2015E 2016E 2017E Synergy EBITDA $ millions • Capital improvements – Pipeline interconnections – Additional hydrotreating – Hydrocracker expansion Synergy Capital $ millions 35 35 145 60 2013E 2014E 2015E 2016E 2017E Note: Net synergy capital of $225 million (including net savings beyond 2017), capital plan net of capital avoidance. • Synergies – Feedstock optimization – Product distribution improvements – Operating improvements 25 - 35 100 - 120 165 - 185 215 - 235 (10) 14 Carson Synergy Overview Significantly improves Tesoro’s West Coast business

California Regulatory Environment

TESORO


Lower
Gasoline to Distillate Ratio
More Competitive
LA and Carson
Golden Eagle
LA
BP Carson
Less Competitive
Higher
Lower
CO2 Reduction Requirement, tons CO2/MB

- AB32 regulations
  - Stationary source air emissions reductions
  - Low carbon fuel standard
  - Fuels under the cap
- Impact of AB32 regulations
  - Higher cost for consumers
  - Demand reduction
  - Additional cost for refiners

Carson acquisition significantly improves Company's ability to address challenging regulatory environment

Source: CARB, Tesoro, DOE, PIRA, P&G

15

• 22% CAGR in cash distributions • Delivery on organic growth plan • Three asset purchases from Tesoro since initial public offering • Announced Chevron acquisition • Growing third party revenue • Carson drives step change 16 TLLP value growth accrues to Tesoro shareholders Success of Tesoro Logistics 0.34 0.35 0.36 0.38 0.41 0.46 0.47 0.49 2Q 2011 3Q 4Q 1Q 2012 2Q 3Q 4Q 1Q 2013 Quarterly Cash Distributions $ per unit 10 20 30 40 50 60 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 4Q'12 1Q'13 TLLP Unit Price Performance $/unit

• Northwest Products System – 760 mile FERC regulated pipeline – Five-mile jet fuel pipeline to SLC airport – Refined product terminals in Boise, Pocatello, and Pasco – 1.3 million barrels storage capacity • Transaction – $400 million purchase price – Expected 2013 EBITDA of about $33 million – Expected to close by mid-year 2013 subject to regulatory approval 17 Chevron Northwest Products System NW Pipeline Terminal Intermediate Pump Station Delivery Location Pocatello Boise Pasco Salt Lake City

Marine and Storage Terminals and Pipelines • Three marine terminals; 400 mbpd of crude oil and product throughput • VLCC capable dock • Over 7 mmbbls feedstock and product storage • 114 miles of active pipelines • Pipeline access to Los Angeles International Airport Marketing Terminals • Four product terminals • Extensive distribution system • Supplies over 125 mbpd • Ethanol blending capabilities 18 TLLP and Carson Logistics Logistics assets drive step change in value of TLLP

19 Embedded value within TSO expected to grow substantially Value-Driven Growth Tesoro Benefits From TLLP’s Growth Implied TLLP Enterprise Value1 $ in billions (1) Expected market value assumes current public valuation multiples and execution of the 2013 TLLP business plan. Includes GP TLLP EBITDA Expectations $ in millions IPO Current 2013 Run Rate Post Chevron Acquisition Post Carson Logistics 0.7 IPO Current 2013 Run Rate Post Chevron Acquisition Post Carson Logistics Public Equity and Debt Tesoro Equity (per TSO share) 2.7 - 2.9 2.1 - 2.3 53 140 170 - 175 260 - 285 4.0 - 4.3 $3 $7 $8 $11

Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Strategic Growth • Maintain minimum cash balance of $600 to $750 million • Target debt to capitalization ratio below 30% • Invest in high-return capital projects • Return excess cash to shareholders • Drive towards investment-grade credit rating 20 Disciplined and balanced financial priorities Financial Priorities Return Excess Cash to Shareholders

2012 2013E 2014E 2015E Capital Spending 21 Tesoro Capital Spending 1 $ in millions 521 470 415 295 Regulatory Maintenance Income 38 90 95 65 2012 2013E 2014E 2015E TLLP Capital Spending $ in millions Income capital plans leave substantial capacity for Carson synergy investment (1) Excludes small capital spending beyond 2013 and expected Carson capital spending.

140 109 261 310 150 85 2010 2011 2012 2013E 2014E 2015E Turnaround Spending 22 $ in millions 2013 completes peak in turnaround cycle, lower spending going forward Note: Excludes expected Carson turnaround spending.

0.8 1.1 1.1 2013E 2014E 2015E 23 Free Cash Flow 1-4 $ in billions • Based on consensus estimates and transaction cash flows: — Expected to generate about $3.0 billion over three years — Plan to spend over $400 million in income capital • Well positioned for Carson transaction • Shareholder distributions Delivering Free Cash Flow Strong financial position, significant free cash flow in 2013 and beyond (1) EBITDA forecast based on consensus analyst research estimates as of December 2012, plus expected EBITDA related to BP Southern California refining and marketing business and Chevron Northwest Products System acquisitions. (2) Estimated cash interest expense based on expected financing plans for BP and Chevron transactions. (3) Estimated cash tax liability based on 2013 Business Plan assumptions and current known Federal and State tax policy. (4) Includes only estimated regulatory and maintenance capital expenditures.

24 Tesoro value is not fully reflected in the share price How the Market Should Value Tesoro Note: Implied enterprise value based on consensus 2013 EBITDA plus expected run-rate value of BP and Chevron transactions to TSO and TLLP. Corporate included in refining. • Based on forward cash flow, TSO trading near low end of implied value • Does not fully reflect: – Value of business improvements – Transformational opportunity to drive value with BP transaction – TLLP becoming a significant value component of Tesoro Low High Refining Retail TLLP Implied Share Price Value $ per share Refining EBITDA Multiple Range 3.0x – 5.0x Retail EBITDA Multiple Range 5.0x – 7.0x TLLP Implied Unit Price plus GP Distribution Multiple Range 15.0x – 25.0x $55 $95

Appendix

• Expanded capacity from 58 to 68 mbpd • Total cost of $35 million • Annual EBITDA contribution – $45-55 million* • Completed in June 2012 • Supports growth of Tesoro Logistics 26 Mandan Refinery Expansion Increases throughput of advantaged Bakken crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Permitted to unload 50 mbpd, 40% of refining capacity 27 Bakken Crude Oil Supply to Anacortes • Supplements cost-advantaged Canadian crude oil • Annual EBITDA contribution - $160-180 million* • Delivered in September 2012 • Sold to TLLP for $180 million in November 2012 First West Coast unit train facility capable of receiving cost-advantaged shale crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Vacuum distillation unit replacement • Product yield upgrade from petroleum coke to clean products • Total cost of $40 million • Annual EBITDA contribution – $20-25 million* • Completed in November 2012 28 Wilmington Yield Improvement Maintains feedstock flexibility and maximizes product yield * EBITDA estimate consistent with Tesoro market outlook. New vacuum tower at the Wilmington refinery

• Expand diesel desulfurization unit (DDU) capacity from 17 to 22 mbpd • Increase diesel fuel yield at Mandan • Total cost of $35 million • Annual EBITDA contribution – $10-12 million* • Expected completion 2Q 2013 29 Mandan DDU Expansion Optimize refinery yield to highest netback product * EBITDA estimate consistent with Tesoro market outlook.

30 Salt Lake City Conversion Project • Improve yields of gasoline and diesel • Increase throughput capacity by 4 mbpd • 100% increase of advantaged waxy crude oil throughput to 21 mbpd • Total cost of $180 million • Annual EBITDA contribution – $100 million* Product yield and crude oil cost advantage • Expected completion in two stages in 2Q 2013 and 2014 * EBITDA estimate consistent with Tesoro market outlook.

31 Non-GAAP Financial Measures EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (1) When a range of estimated EBITDA has been disclosed and or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. (In millions) Unaudited 2013E 2014E 2015E 2016E 2017E Projected net earnings $ 18 $ 67 $ 04 $ 33 $ 49 Add income tax expense 1 41 63 82 91 depreciation and amortization expense 2 8 10 10 EBITDA (1) $ 30 $ 110 $ 175 $ 225 $ 250 BP Carson Transaction Synergies (In millions) Unaudited BP Assets Annual EBITDA Estimate Projected net earnings $ 163 Add income tax expense 108 Add interest and financing costs 59 Add depreciation and amortization expense 170 EBITDA $ 500 (In millions) Unaudited Wilmington Yield Improvement Bakken Crude Oil Supply to Anacortes Mandan Refinery Expansio Mandan DDU Expansion Salt Lake City Waxy Crud Project Total Large Capital Program Projected net earnings $ 13 $ 106 $ 31 $ 6 $ 59 $ 215 Add income tax expense 8 62 18 4 35 127 depreciation and amortization expense 2 1 1 6 12 EBITDA (1) $ 23 $ 170 $ 50 $ 11 $ 100 $ 354 Large Capital Program Annual EBITDA Estimate

32 Non-GAAP Financial Measures (1) When a range of estimated EBITDA has been disclosed and or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. (In millions) Unaudited IPO Current Run Rate Post Chevron Acquisition Post Carson Logistics Projected net earnings $ 42 $ 101 $ 104 $ 124 Add depreciation and amortization expense 9 17 35 85 Add interest and financing costs, net 2 22 34 69 EBITDA (1) $ 53 $ 140 $ 173 $ 278 Projected TLLP Annual EBITDA (2) (In millions) Unaudited 2012 2013E 2014E 2015E Projected net earnings 177$ 309$ 342$ 385$ Add income tax expense 99 181 201 226 dd depreciation and amortization expense 17 25 32 34 EBITDA (1) 293$ 515$ 575$ 645$ High Return Capital Program- Cumulative EBITDA Excluding TLLP (In billions) Unaudited 2013E 2014E 2015E Net Cash Flow from Operating Activities 1.2$ 1.4$ 1.4$ Less Sustaining Capital 0.3 0.2 0.2 Less Sustaining Capital from Acquisitions 0.1 0.1 0.1 Free Cash Flow 0.8$ 1.1$ 1.1$ Free Cash Flow Reconciliation